5. MARKETABLE SECURITIES (Tables)	12 Months Ended
Dec. 31, 2020
Marketable Securities
Schedule of marketable securities

	WAM (1)	Currency	Average rate (2)	12.31.20	12.31.19
Fair value through other comprehensive income
Credit linked note	-	USD	-	-	19,285
Stocks	-	HKD	-	42,029	26,678
				42,029	45,963
Fair value through profit and loss
Financial treasury bills	3.39	R$	1.90%	312,515	396,994
Investment funds - FIDC BRF	2.96	R$	-	15,044	14,891
Investment funds	-	ARS	-	1,643	1,903
				329,202	413,788
Amortized cost
Sovereign bonds and others (3)	2.33	AOA	3.82%	287,504	265,783
				658,735	725,534
Current				314,158	418,182
Non-current (4)				344,577	307,352
(1)	Weighted average maturity in years.
(2)	Weighted average annual rate.
(3)	It’s comprised of private securities and sovereign securities of the Angola Government and are presented net of expected credit losses in the amount of R$9,894 (R$1,983 on December 31, 2019).
(4)	Maturity until December of 2023.